SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                  FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report)    May 22, 1997

Commission File Number    0-12516

Dynamic Healthcare Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida                                0-12516                   59-3389871
(State or other jurisdiction     (Commission File Number)       (IRS E.I.N.)
of Incorporation)

101 Southhall Lane, Suite 210, Maitland, Florida  32751
(Address of principal executive offices)        (ZIP Code)

(407) 875-9991
(Registrant's telephone, including area code)

None
(Former name of former address, if changed from last report)


This report consists of nineteen (19) pages.

The index to exhibit appears on page eighteen (18).

                               FORM 8-K
                 DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                             May 22, 1997

Item 7.
Financial Statements and Exhibits

The following financial statements are being filed pursuant to
Item 7(a) and (b) of the Registrant's Form 8-K dated 	May 22, 1997.

(a) Financial Statements of Business Acquired

Index                                                         Page Number

Independent Auditors' Report on the financial statements of        3
Dynacor, Inc. as of June 30, 1996, and for the year then ended.

Balance Sheets of Dynacor, Inc. as of June 30, 1996, and           4
March 31, 1997 (unaudited).

Statements of Operations of Dynacor, Inc. for the year ended       5
June 30, 1996, and for the nine months ended March 31, 1996 and 1997 (unaudited).

Statements of Changes in Stockholders' Equity of Dynacor, Inc.     6
for the year ended June 30, 1996, and for the nine months ended
March 31, 1996 and 1997 (unaudited).

Statements of Cash Flows of Dynacor, Inc. for the year ended       7
June 30, 1996, and for the nine months ended March 31, 1996 and 1997 (unaudited).

Notes to Financial Statements.                                     8

                       Independent Auditor's Report


To the Board of Directors
Dynacor, Inc.
Apple Valley, Minnesota


We have audited the accompanying balance sheet of Dynacor, Inc. (a Minnesota corporation) as of June 30, 1996 and the related statements of operations, stockholders' equity and cash flows for the year ended June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dynacor, Inc. as of June 30, 1996, and the results of its operations and cash flows for the years then ended June 30, 1996, in conformity with generally accepted accounting principles.




                                /S/FROEHLING, ANDERSON, PLOWMAN & WASMUTH LTD.

Excelsior, Minnesota
August 28, 1996

                              DYNACOR, INC.
                             BALANCE SHEETS

                                          June 30, 1996         March 31, 1997
ASSETS                                                             (Unaudited)

Current assets:
  Cash and cash equivalents                $    209,923           $   168,817
  Accounts receivable, net                      558,104               513,685
  Unbilled receivables                          104,811                96,683
  Deferred income taxes                          23,000                  --
  Other current assets                           55,717                36,453
     Total current assets                       951,555               815,638
Property and equipment, net                     276,517               240,805
Capitalized software development costs, net     910,198               862,782
Other assets                                      7,664                 7,664
                                           $  2,145,934           $ 1,926,889

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses    $    281,497           $   396,693
  Deferred revenue                              574,071               470,303
  Advance billings                              121,691               351,790
  Current portion of long-term debt             120,867               121,042
     Total current liabilities                1,098,126             1,339,828
Long-term liabilities                           286,341               360,104
Deferred income taxes                            45,000                  --
     Total liabilities                        1,429,467             1,699,932
Shareholders' equity:
  Common stock, no par value;
  10,000,000 shares authorized;
  1,295,650 and 1,320,650 shares
  issued and outstanding on
  June 30, 1996 and March 31, 1997,
  respectively.                                228,175                284,425

  Retained earnings                            488,292                (57,468)
     Total shareholders' equity                716,467                226,957
                                          $  2,145,934            $ 1,926,889


See accompanying notes.

                            DYNACOR, INC.
                     STATEMENTS OF OPERATIONS

                                     Year ended           Nine months ended
                                      June 30,                 March 31,
                                        1996               1996        1997
                                                        (Unaudited)(Unaudited)


Operating Revenues:
  Computer system equipment
   sales and support                 $  223,060        $   94,118  	$ 451,841
  Application software licenses       1,522,455           796,326     668,435
  Software support                    1,476,155           542,839     737,504
  Services and other                     24,667           563,764     452,208
     Total operating revenues         3,246,337         1,997,047   2,309,988

Operating Expenses:
  Cost of products sold                 215,235            69,456     325,050
  Client services expense             1,468,765         1,082,846     948,800
  Software development costs            708,015           530,275     511,270
  Sales and marketing costs             928,215           672,087     755,791
  General and administrative expense    311,975           235,200     301,276
     Total operating expenses         3,632,205         2,589,864   2,842,187

Income (loss) from operations          (385,868)         (592,817)   (532,199)

Other income (expense):
  Interest expense                      (28,673)          (15,207)    (33,433)

  Miscellaneous                          16,582             9,337       6,041
     Total other income (expense)       (12,091)           (5,870)    (27,392)
Income (loss) before income taxes      (397,959)         (598,687)   (559,591)
Provision for income taxes (benefit)   (143,019)         (156,850)    (13,831)
Net income (loss)                   $  (254,940)      $  (441,837)  $(545,760)


See accompanying notes.

                             DYNACOR, INC.
            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
    FOR THE YEAR ENDED JUNE 30, 1996 AND FOR THE NINE MONTHS ENDED
                  MARCH 31, 1996 AND 1997 (UNAUDITED)


             					       	                Common Stock

                                Number of    Carrying   Retained      Total
                                 Shares       Value     Earnings  Stockholders'
                                                                    Equity


Balance, July 1, 1995           1,245,650   $ 121,925   $ 743,232   $ 865,157

  Issuance of common stock -
  October 20, 1995                25,000       50,000       --         50,000

  Issuance of common stock -
  June 28, 1996                   25,000       56,250       --         56,250
  Net loss                          --           --      (254,940)  	(254,940)

Balance, June 30, 1996         1,295,650    $ 228,175   $ 488,292   $ 716,467

Balance, July 1, 1995          1,245,650    $ 121,925   $ 743,232   $ 865,157
  Issuance of common stock -
  October 20, 1995                25,000       50,000        --        50,000
  Net loss                          --           --      (441,837)   (441,837)

Balance, March 31, 1996
(unaudited)                    1,270,650    $ 171,925   $ 301,395   $ 473,320


Balance, July 1, 1996          1,295,650    $ 228,175   $ 488,292   $ 716,467
  Issuance of common stock -
  October 30, 1996                25,000       56,250        --        56,250
  Net loss                          --           --      (545,760)   (545,760)

Balance, March 31, 1997
(unaudited)                 $  1,320,650    $ 284,425   $ (57,468)  $ 226,957


See accompanying notes.

                             DYNACOR, INC.
                       STATEMENTS OF CASH FLOWS



                                            Year ended     Nine months ended
                                             June 30,           March 31,
                                               1996        1996         1997
                                                        (Unaudited)(Unaudited)


CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net income (loss)                             $(254,940) $(441,837) $(545,760)
Adjustments to reconcile net income
(loss) to net cash provided
by (used in) operating activities:
  Depreciation and amortization                 271,790    214,873    247,952
  Deferred income taxes                        (137,200)  (159,200)   (22,000)

Changes in assets and liabilities:
  (Increase) decrease in accounts receivable    201,823    435,082     44,419
  (Increase) decrease in unbilled receivables    43,166     (7,600)     8,128
  (Increase) decrease in other assets              (343)     9,864     19,264
  Increase (decrease) in accounts payable and
   accrued expenses                              50,290     50,774    115,196
  Increase (decrease) in deferred revenue       327,468     73,801   (103,768)
  Increase (decrease) in advance billings      (159,234)    91,176    230,099

NET CASH PROVIDED BY (USED IN) OPERATING
 ACTIVITIES                                     342,820    266,933     (6,470)

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
  Cash surrender value of officer life
   insurance                                     23,792       --          --
  Capitalized software expenditures            (368,624)  (373,600)  (158,311)
  Acquisition of furniture and equipment       (137,649)  (128,604)    (6,513)
NET CASH (USED IN) INVESTING ACTIVITIES        (482,481)  (502,204)  (164,824)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
  Net proceeds (repayments) on long-term debt   292,790    (11,139)    73,938
  Proceeds from issuance of common stock        106,250     50,000     56,250
  Net borrowings (payments) under line of
   credit                                      (104,000)   146,717       --
NET CASH PROVIDED BY FINANCING ACTIVITIES       295,040    185,578    130,188
NET INCREASE (DECREASE) IN CASH                 155,379    (49,693)   (41,106)
CASH - BEGINNING OF YEAR                         54,544     54,544    209,923
CASH - END OF YEAR                            $ 209,923   $  4,851  $ 168,817


See accompanying notes.

                            DYNACOR, INC.

                   Notes to Financial Statements


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity -

The Company is engaged in the production and sale of software modules used in hospitals and large clinic laboratories. These products are sold throughout the United States.

Accounts Receivable -

The Company grants credit to customers located throughout the United States, substantially all of whom are hospitals or clinical laboratories. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. Accounts receivable are not collateralized.

Inventory -

Inventory is valued at the lower of cost or market, with cost being determined on the first-in, first-out (FIFO) method.
Inventories consist of computer equipment and supplies.

Property, Equipment and Depreciation -

Property and equipment are carried at cost. Expenditures for major renewals and betterments, which substantially increase the useful lives of existing assets, are capitalized. Maintenance and repairs are charged to operating expenses as incurred.

The Company provides for depreciation of property and equipment utilizing the straight-line method over estimated useful lives of the assets. Property and equipment are being depreciated over periods ranging from 5 to 40 years.

Use of Estimates in Financial Statements -

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Due from Customers -

Amounts due from customers represents progress billings on software projects still in process.

Software Development -

Software coding, production and testing costs are capitalized and amortized over a period of five years, beginning with the month of general availability of the product. Research and design costs are charged to operating expenses as incurred.

Income Taxes -

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of fixed assets and software costs for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax consequences of those differences which will either be taxable or deductible when the assets and liabilities are recovered or settled.

                            DYNACOR, INC.
               Notes to Financial Statements (continued)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition -

New Contracts - The Company recognizes revenue from the software license upon the delivery and acceptance of the software.
Revenue for software services in the contract is recognized ratably over the production process. The portion of the contract attributable to warranty is recognized evenly over the warranty term. Installation and training services are recognized ratably over the implementation process.

Add-On-Sales - Revenue from software services is recognized upon completion of the project, unless the price exceeds $20,000, in which case the revenue is recognized ratably over the production process. Installation, training and consulting services are recognized ratably over the implementation process.

Maintenance - Revenue from maintenance (support) contracts is recognized evenly over the term of the contract.

Equipment and Supplies - Revenue from equipment and supplies is recognized upon delivery of the product to the customer.


NOTE 2 - LONG-TERM DEBT

As of June 30, 1996, long-term debt consists of the following:

                                                                          1996

Unsecured note payable to a private investor; due June 1, 1996;
interest is paid quarterly at a rate of 1% above the prime
lending rate of First Bank National Association (9.25% at
June 30,1996).  The note was extended with the same terms to
November 1, 1996                                                      $ 75,000

Note payable to a bank in monthly installments of $1,435
including interest at 6.75%; final payment due December, 1997;
secured by property and equipment and inventory.                      $ 24,439

Unsecured note payable to a private investor group; due
September 1, 1997; interest is paid quarterly at a rate of
1% above the prime lending rate of First Bank National
Association (9.25% at June 30, 1996).                                 $ 75,000

Unsecured note payable to a private investor group; due
September 1, 1998; interest is paid quarterly at a rate
of 1% above the prime lending rate of First Bank National
Association (9.25% at June 30, 1996).                                $  87,500

Note payable to an officer in monthly installments of $1,213, including interest at 9.25%; final payment due September, 2000.
The note is unsecured.                                               $  48,423

Note payable to an officer in monthly installments of $1,213, including interest at 9.25%; final payment due September, 2000.
The note is unsecured.                                               $  48,423

Note payable to an officer in monthly installments of $1,213, including interest at 9.25%; final payment due September, 2000.
The note is unsecured.                                               $  48,423

                                                                     $ 407,208

Less:  current portion                                               $ 120,867

Total Long-Term Debt                                                 $ 286,341

                            DYNACOR, INC.

NOTE 2 - LONG-TERM DEBT

Current maturities of long-term debt are as follows:

     Fiscal year ending June 30, 1997           $120,867
                                 1998            115,868
                                 1999            122,901
                                 2000             38,646
                                 2001              8,926
                                                $407,208

NOTE 3 - LEASES

The Company leases office space under a long-term lease agreement expiring July 31, 1999. The new lease includes a renewal option for an additional five years. Per the terms of the lease, the Company is to pay monthly rental payments of $5,950 through July 31, 1996; $6,150 from August 1, 1996 through July 31, 1997; $6,350 from August 1, 1997 through July 31, 1998 and $6,550 from August 1, 1998 through July 31, 1999. The lease requires the Company to pay insurance, utilities and real estate taxes.

The Company entered into a lease agreement for computer equipment on February 1, 1996. The lease expires July 31, 1999.
Per the terms of the lease, the Company is to pay monthly rental payments of $359.

The Company also leases various computer equipment from IBM.
These leases expire from November, 1996 through August, 2000.
Per the terms of the leases, the Company pays monthly rental payments of $6,396.

The Company entered into a lease agreement for additional office space commencing on March 1, 1995 and terminating July 31, 1999.
 The lease includes renewal options for an additional five years. The lease requires the Company to pay monthly rental payments of $2,680 through July 31, 1996; $2,950 from August 1, 1996 through July 31, 1997; $3,030 from August 1, 1997 through July 31, 1998 and $3,120 from August 1, 1998 through July 31, 1999 plus insurance, utilities and real estate taxes.

Future, minimum rental commitments for all operating leases, as of June 30, 1996, are as follows:

      Fiscal year ending June 30, 1997         $185,814
                                  1998          173,971
                                  1999          155,925
                                  2000           63,237
                                  2001              125
                                               $578,947

NOTE 4 - 401(K) SALARY SAVINGS AND PROFIT SHARING PLAN

The Company has a 401(k) salary savings and profit sharing plan which covers all employees, subject to various eligibility requirements such as months of service and age limitations. The Company matches 25% of each eligible employee's contribution to the plan, subject to a maximum of 6% of each employee's gross annual pay. At the discretion of the Board of Directors, the Company may make additional contributions based on profits. For the year ended June 30, 1996, the Company's matching contributions to the plan, charged against income, were $24,039. The Company made a discretionary contribution of $43,859 for the year ended June 30, 1996.

                              DYNACOR, INC.

NOTE 5 - INCOME TAXES

Income tax expense consists of the following:

                                                      1996
            Current year provision               $     300
            Deferred (benefit)                    (143,319)

                                                $ (143,019)

As of June 30, 1996, the Company has a net operating loss carryover of $537,838 for state purposes and $532,170 carryover for federal purposes. These carryovers expire in various years through 2010.

As of June 30, 1996, the Company has credits resulting from research activity of $105,580 federal and $40,578 state available to offset future, federal and state income taxes.
These credits expire in various years through 2011.

NOTE 6 - STOCK OPTIONS

The Company has entered into the following transactions with respect to stock options to purchase stock:

                          	Number of     Exercise             Expiration
                            Shares        Price                  Date


Balance-June 30, 1994      135,506 	 $1.67 to $3.25  	Sept. 1996 to Sept. 1997

Exercised October 19, 1994
by private investor        (12,500)        $1.75               Sept. 1996

Balance-June 30, 1995      123,006   $1.67 to $3.25   Sept. 1996 to Sept. 1997

Exercised October 30, 1995
by private investor        (25,000)       	$2.00               Sept. 1996

Exercised June 28, 1996 by
private investment group   (25,000)        $2.25               Sept. 1997

Issued June 26, 1996 to
private investment group    86,250   $5.00 to $6.00   Sept. 1998 to Sept. 1999

Issued June 28, 1996 to
current employees of
Dynacor, Inc. (Note 8)      40,000   $3.20 to $3.52             June 2001

Balance-June 30, 1996      199,256   $1.67 to $3.52    Sept. 1997 to June 2001



NOTE 7 - BUY/SELL AGREEMENT

The Company, along with its principal stockholders, has entered into buy/sell agreements to purchase the Company's stock if the stockholders desire to sell their stock or upon the death of the principal stockholders. These agreements are partially funded by insurance. The agreed upon price for which the Company can repurchase shares varies from $1.00 to $3.00 per share.

NOTE 8 - STOCK INCENTIVE PLAN

During the year ended June 30, 1996, the Company created a stock incentive plan. Under the plan, all full- and part-time employees of the Company may be granted options to purchase
Company stock. The options are granted based on the Board of Directors.

                             DYNACOR, INC.

           Notes to Unaudited Condensed Financial Statements
               Nine Months Ended March 31, 1996 and 1997


1.	Unaudited Financial Statements

The accompanying unaudited Condensed Balance Sheet as of March 31, 1997, and Condensed Statements of Operations, Changes in Stockholders' Equity and of Cash Flows for the nine month periods ended March 31, 1996 and 1997, have been prepared by management in conformity with generally accepted accounting principles for interim financial statements in accordance with Regulation S-X. Accordingly, they do not include all the disclosures required by generally accepted accounting principles for complete financial statements. All adjustments and accruals considered necessary for fair presentation of financial information have been included in the opinion of management.
All adjustments made were of a normal recurring nature. Operating results for the nine month period ended March 31, 1997, are not necessarily indicative of the operating results which may be expected for the year ending June 30, 1997.

2.	Subsequent Events

On May 22, 1997, Dynacor, Inc. ("Dynacor"), was merged into
Dynamic Healthcare Technologies, Inc. ("Dynamic"). The shareholders of Dynacor received 250,000 common shares of Dynamic, in exchange for all of the outstanding shares of Dynacor's common stock.

                               FORM 8-K
                  DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                             MAY 22, 1997


(b)	Pro Forma Financial Information

On May 22, 1997, the Registrant issued 250,000 shares of common stock ($.01 par value), to the shareholders of Dynacor, Inc. ("Dynacor"), in exchange for all of the outstanding common stock (no par value), of Dynacor. The acquisition has been accounted for using the pooling of interests method.

               Pro Forma Condensed Combined Balance Sheet

The following unaudited pro forma condensed combined balance sheet as of March 31, 1997 has been prepared based upon certain pro forma adjustments to the March 31, 1997 balance sheet of Dynamic Healthcare Technologies, Inc. (the "Company"), as described below, including giving effect to the merger of Dynacor into the Company as if the transaction had occurred on January 1, 1997. The pro forma condensed combined balance sheet should be read in conjunction with the notes thereto and the historical financial statements of the Company previously filed on Form 10-Q for the period ending March 31, 1997, and of Dynacor included elsewhere in this Form 8-K.

                          Company    Dynacor
                          As         As
                          Reported   Reported                        Pro Forma
                          March 31,  March 31,  Pro Forma            March 31,
                            1997       1997    Adjustments  References  1997

Assets
Current assets:
 Cash and equivalents   $10,760,706   $ 168,817                    $10,929,523
 Accounts receivable, net 4,206,732     513,685                      4,720,417
 Unbilled receivables     2,039,284      96,683                      2,135,967
 Contract receivables
  current                 1,210,679         --                       1,210,679
 Other                      794,919      36,453                        831,372
Total current assets     19,012,320     815,638                     19,827,958

Fixed assets, net         2,884,502     240,805                      3,125,307
Capitalized software, net 4,952,008     862,782                      5,814,790
Goodwill, net             2,376,184         --                       2,376,184
Contract receivables
 non current              1,197,771         --                       1,197,771
Other                        68,175       7,664                         75,839
                      	$ 30,490,960  $1,926,889                    $32,417,849

Liabilities & Equity
Current liabilities:
 Accounts payable &
  accrued expenses     $  1,817,483  $  396,693                    $ 2,214,176
 Deferred revenue         3,896,556     470,303                      4,366,859
 Advance billings         1,404,459     351,790                      1,756,249
 Notes payable
  current maturities           	--      121,042                        121,042
 Other                      363,392         --                         363,392
Total current liabilities	7,481,890   1,339,828                      8,821,718

Notes payable                   --      360,104                        360,104
Other liabilities           177,198         --                         177,198
                          7,659,088   1,699,932                      9,359,020

Stockholders' equity:
 Series CM preferred stock       60         --                              60
 Common stock               170,649     284,425     (281,925)  (1)     173,149
 Additional paid-in
  capital                43,729,893         --       281,925   (1)  44,011,818
 Retained earnings/
  (deficit)             (21,068,730)    (57,468)                  (21,126,198)
Total shareholders'
 equity                  22,831,872     226,957                     23,058,829
                       $ 30,490,960 $ 1,926,889                   $ 32,417,849




See accompanying notes.


Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

The unaudited pro forma condensed combined balance sheet gives effect to the following pro forma adjustments:

(1) Reflects the issuance of 250,000 shares of the Registrants common stock $0.01 par value, in exchange for all of the outstanding common stock of Dynacor, Inc.

        Pro Forma Condensed Consolidated Statements of Operations

The following unaudited pro forma condensed consolidated statements of operations have been prepared based upon certain pro forma adjustments to the historical financial statements of Dynamic Healthcare Technologies, Inc., and of Dynacor, Inc.

The pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 give effect to the acquisition of Dynacor as if the transaction had occurred on January 1, 1996. The material nonrecurring write off of in process research and development of $15,057,569 related to the Collaborative Medical Systems, Inc. acquisition in 1996 and the estimated $100,000 of accrued acquisition related costs related to the Dynacor acquisition are not considered in the pro forma condensed consolidated statements of operation.

                                    Year Ended December 31, 1996

                          Company    Pro Forma
                             As       Dynacor     Pro Forma
                          Reported  Acquisition  Adjustments   Ref.  Pro Forma

Operating revenues:
 Computer system
  equipment sales      $ 3,629,396  $  342,153        --           $ 3,971,549
 Application software
  licenses               5,098,538   1,376,136        --             6,474,674
 Software support        5,204,992     899,941        --            	6,104,933
 Services & other        2,637,282     637,842        --             3,275,124
    Total operating
     revenue            16,570,208   3,256,072        --            19,826,280

Operating expenses:
 Cost of products sold   3,280,558     286,050        --             3,566,608
 Client services
  expenses               5,154,367   1,376,320        --             6,530,687
 Software development
  cost                   2,354,578     720,150        --             3,074,728
 Sales & marketing       3,706,176     951,894        --             4,658,070
 General & admin.expense 2,217,987     359,789        --             2,577,776
    Total operating
     expenses           16,713,666   3,694,203        --            20,407,869

Income (loss) from
 operations               (143,458)   (438,131)       --              (581,589)
Other income (expense)      49,985     (28,899)       --                21,086
Income (loss) before taxes	(93,473)   (467,030)       --              (560,503)
Provision for income taxes
 (benefit)                     --     (159,200)    159,200  (1)            --
Net earnings (loss)    $   (93,473)  $(307,830)  $(159,200)           (560,503)

Net earnings (loss)
 available for common
 shareholders          $  (344,510)        --         --            $ (811,540)

Net earning (loss) per
 common share          $     (0.04)        --         --            $    (0.09)

Weighted average number
 of common and common
 equivalent shares
 outstanding             8,974,775         --      250,000           9,224,775




See accompanying notes.


                                   Three Months Ended March 31, 1997
                     	Company    Pro Forma
                         As       Dynacor     Pro Forma
                      Reported  Acquisition  Adjustments  Reference  Pro Forma

Operating revenues:
 Computer system
  equipment sales   $  464,155  $  281,945       	--               $   746,100
 Application software
  licenses           5,128,138     381,602        --                 5,509,740
 Software support    2,313,381     245,730        --                 2,559,111
 Services & other    1,764,485     168,600        --                 1,933,085
    Total operating
     revenue         9,670,159   1,077,877        --                10,748,036

Operating expenses:
 Cost of equipment
  sold                 577,343     214,395        --                   791,738
 Client services
  expenses           2,413,833     351,040        --                 2,764,873
 Software
  development cost   1,192,119     166,222        --                 1,358,341
 Sales & marketing   1,449,371     295,559        --                 1,744,930
 General & admin.
  expense            1,184,631      99,385        --                 1,284,016
    Total operating
     expenses        6,817,297   1,126,601        --                 7,943,898
Operating income
 (loss)              2,852,862     (48,724)       --                 2,804,138
Other income
 (expense)             179,381      (8,763)       --                   170,618
Income (loss)
 before taxes        3,032,243     (57,487)       --                 2,974,756
Provision for income
 taxes                     --          --         --                       --
Net earnings (loss) $3,032,243  $  (57,487)       --               $ 2,974,756

Net earnings (loss)
 available for common
 shareholders       $3,032,243         --         --               $ 2,974,756

Net earnings (loss)
 per common share   $     0.17         --         --               $      0.17

Weighted average
 number of common
 and common
 equivalent shares
 outstanding        17,637,238         --      250,000              17,887,238



See accompanying notes.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

The unaudited pro forma condensed consolidated statements of opertaions gives effect to the following pro forma adjustments:

(1) Reflects the elimination of the income tax benefit previously recognized by Dynacor, Inc.

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                     (Registrant)


Date:  July 16, 1997                 /S/MITCHEL J. LASKEY
                                     Mitchel J. Laskey
                                     President, CEO


Date:  July 16, 1997                 /S/PAUL S. GLOVER
                                     Paul S. Glover
                                     Vice President of Finance, CFO

                               FORM 8-K
                  DYNAMIC HEALTHCARE TECHNOLOGIES, INC.


                           Index to Exhibits


Description of Exhibits:                                           Page Number

    Exhibit 23:  Consent of Independent Certified Public Accountant     19

                    INDEPENDENT AUDITORS CONSENT


As independent public accountants, we consent to the use of our report on Dynacor, Inc. dated August 28, 1996 and to all references to our firm included in or made a part of the Form 8-K of Dynamic Healthcare Technologies, Inc.


                              /S/FROEHLING, ANDERSON, PLOWMAN & WASMUTH LTD.


Minnetonka, Minnesota
July 16, 1997